UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2019
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UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code
(860) 728-7000
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

NOTE OF EXPLANATION

This Amendment No. 1 to the Current Report on Form 8-K amends Items 2.01 and 9.01 of the Current Report on Form 8-K filed earlier on January 23, 2019 (the “Original Form 8-K”) solely to correct typographical errors on the Condensed Consolidated Statement of Cash Flows contained within the earnings release furnished as Exhibit 99 thereto. “Adjustments to reconcile net income from operations to net cash flows provided by operating activities” related to the “Gain on sale of Taylor Company” have been corrected to $0 for the quarter and year ended December 31, 2017, respectively, and the cash outflows related to the “Canadian government settlement” have been corrected to ($39 million) and ($285 million) for the quarter and year ended December 31, 2017, respectively.  The “Net cash flows provided by (used in) operating activities” for all periods presented were unchanged, and no other changes have been made to the Original Form 8-K or press release.
Section 2—Financial Information
Item 2.02. Results of Operations and Financial Condition.
On January 23, 2019, United Technologies Corporation (“UTC” or “the Company”) issued a press release announcing its fourth quarter 2018 results. A corrected press release is furnished herewith as Exhibit No. 99 to this Report to fix typographical errors in the Condensed Consolidated Statement of Cash Flows, and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9—Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
99	Corrected Press release, dated January 23, 2019, issued by United Technologies Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: January 24, 2019	By:	/S/ AKHIL JOHRI
Akhil Johri
Executive Vice President & Chief Financial Officer